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                                                                Exhibit 10.xliii


                                PERSONAL GUARANTY

     WHEREAS, CAPCO ACQUISUB, INC., a Colorado corporation (hereinafter referred to as "Stockholder"), is entering into a Term Sheet (the "Term Sheet") of even date herewith with NEVADA MANHATTAN MINING INCORPORATED, a Nevada corporation ("NM"); and

     WHEREAS, NM is willing to enter in the Term Sheet with Stockholder on the condition it receives the guaranty of the undersigned, ILYAS CHAUDHARY, covering the obligations of the Stockholder to NM in accordance with the terms hereof;

     WHEREAS, the undersigned owns substantially all of Stockholder and will benefit substantially from the Term Sheet;

     NOW THEREFORE, in consideration of inducing NM to enter into the Term Sheet with Stockholder, the undersigned hereby guaranties, absolutely and unconditionally, to NM the punctual performance when due and to become due of all obligations of Stockholder to pay up to Five Hundred Thousand Dollars ($500,000) in liquidated damages to NM under the Term Sheet (collectively, the "Obligations").

     The undersigned hereby expressly waives notice of the acceptance of this Guaranty by NM; presentment and demand with respect to any Obligations under this Guaranty; protest and notice of dishonor, default, or non-payment to the undersigned with respect to any Obligations; any right to require suit against Stockholder before enforcing this Guaranty; and any right of applied before enforcing this Guaranty; and any right of subrogation to any of NM's rights against Stockholder unless and until the liabilities of the Stockholder are indefeasibly satisfied in full.

     The undersigned hereby consent and agree that from time to time, with or without notice to or assent from the undersigned, and security held by or available to NM for any Obligations of Stockholder may be exchanged, surrendered, or released and any Obligations or Stockholder may be changed, altered, renewed, extended, waived, or released in whole or in part and generally deal with Stockholder or any security as NM may see fit, and the undersigned shall remain bound under this Guaranty notwithstanding any such exchange, surrender, release, change, or alteration of collateral.

     The undersigned further agrees with NM that all present and future Obligations of the Stockholder to the undersigned, if any, shall be and is subordinated to, assigned, and transferred to NM and pledged and made security for the payment of all Obligations of the Stockholder to NM; and that the undersigned shall on request by NM execute such assignment and transfer as


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    NM may  request  to  evidence  that  assignment  hereby  agreed to; and the undersigned hereby enforce payment of said Obligations in any proceeding whatsoever affecting the Stockholder or its property and to take any action in regard to the Obligations which the undersigned might otherwise do.

     This Guaranty shall enure to the benefit of NM and its successors and assigns and each reference to the undersigned shall be deemed to include his successors and assigns, heirs, executors, administrators, and legal representatives.

     No delay on the part of NM in exercising any rights hereunder or its failure to exercise same shall operate as a waiver of such rights and the failure by NM to provide any notice or demand to the undersigned shall not be deemed to be a waiver of any obligation of the undersigned or of the right of NM to take other or further action without notice or demand as provided herein. In any event, no notification or waiver of the provisions hereof shall be effective unless in writing and signed by NM nor shall any waiver be applicable except in the specific instance or matter for which given.

     The undersigned hereby waives any and all rights and defenses available to the undersigned by reason of California Civil Code ("Code") sections 2787 to 2855, inclusive. The undersigned hereby waives any and all rights of subrogation, reimbursement, indemnification, contribution and election of remedies and any other rights and defenses that are or may become available to the undersigned by reason of said sections of the Code. The undersigned hereby waives any requirement that NM exhaust any right or take any action or proceed in any particular order against the undersigned or any other person or any security or collateral with respect to any of the Obligations.

     This Agreement shall be deemed to be c contract entered into and made pursuant to the laws of the State of California and shall be in all respects be governed, construed, and enforced in accordance with the laws of said state.

     IN WITNESS WHEREOF, this Guaranty has been executed and delivered to NM by the undersigned this 30 day of December, 1998.

                                              /s/ Ilyas Chaudhary
                                         _____________________________
                                                ILYAS CHAUDHARY